Exhibit 10.2

PROMISSORY NOTE

$490,000.00	Bloomington, Minnesota
June 30, 2011

FOR VALUE RECEIVED, the undersigned Ethanol Capital Partners, LP – Series R, a Delaware limited partnership, Ethanol Capital Partners, LP – Series T, a Delaware limited partnership, Ethanol Capital Partners, LP – Series V, a Delaware limited partnership, Ethanol Investment Partners, LLC, a Delaware limited liability company and Tennessee Ethanol Partners, LP, a Delaware limited partnership (collectively, the “Borrowers”) hereby jointly and severally promise to pay to the order of Advanced BioEnergy, LLC, a Delaware limited liability company (the “Lender”) at its office at 8000 Norman Center Drive, Suite 610, Bloomington, Minnesota 55437, the principal sum of Four Hundred Ninety Thousand and no/100 Dollars ($490,000.00), or so much thereof as is outstanding hereunder, in lawful money of the United States of America and in immediately available funds, and to pay fees, costs and interest on said principal sum or the unpaid balance thereof, in like money at said office.

As security for their performance under this Note, Borrowers have executed a Pledge Agreement of even date herewith (“Pledge Agreement”) pursuant to which Borrowers have pledged to Lender the following (collectively, the “Collateral”), which includes but is not limited to: all of the units of membership interest in Lender held by the Borrowers; all dividends and distributions on such holdings; and, all proceeds of such holdings, dividends and distributions. In the event of a sale of any of the Collateral by the Borrowers, the proceeds of such sale shall be paid immediately and directly to Lender as payment on this Note. In the event of any dividends, distributions or redemptions made with respect to the Collateral by Lender, such amounts will be retained by Lender and treated as a payment on this Note. Otherwise, this Note, including Fees (defined below), interest and principal, shall be due and payable in full on July 1, 2016, or such earlier date upon which Borrowers or any one of them defaults under this Note or under the Pledge Agreement (the earliest of such dates being the “Maturity Date”). Payments on this Note shall be applied in the following order: to Fees, interest and then principal.

Interest on this Note shall accrue on the outstanding balance hereof at a rate equal to the Prime Rate, as such rate will be adjusted annually, and is due and payable on the Maturity Date. Notwithstanding the foregoing, interest on this Note shall accrue on the outstanding balance hereof at a rate equal to the Prime Rate plus 4.0% from and after the Maturity Date. The term “Prime Rate” shall mean the rate of interest published in the Money Rates Section of The Wall Street Journal as the “Prime Rate,” or if for any reason such rate is no longer published, the Prime Rate shall mean the rate intended by The Wall Street Journal to replace its previously published Prime Rate. Changes in the Prime Rate shall be deemed to occur on the date of publication of said change, and any applicable rate hereunder shall be adjusted effective on the date of such change. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 days on a simple interest basis. If any payment on this Note becomes due and payable on a Saturday, Sunday, or business holiday in the State of Minnesota, the payment date thereof shall be extended to the next succeeding business day.

In addition to all of the other sums payable hereunder, the Borrower also agrees to pay to the holder hereof on demand, all costs and expenses (including reasonable attorneys’ fees) which may be incurred in the enforcement of any obligation of Borrower hereunder (collectively, the “Fees”).

Borrowers shall be deemed to be in default hereunder if they default in the timely payment of any amount due hereunder, or if an “Event of Default” occurs under the Pledge Agreement, as that term is defined in the Pledge Agreement. Upon such default, all amounts outstanding on this Note will become immediately due and payable without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived.

The Borrowers’ liabilities and obligations under this Note shall be joint and several.

THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA EXCEPT TO THE EXTENT SUPERSEDED BY FEDERAL LAW. THE BORROWERS HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN HENNEPIN COUNTY, MINNESOTA AND WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, OR ANY TRANSACTION RELATING TO OR ARISING FROM THIS NOTE, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. NOTHING HEREIN SHALL LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWERS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION.

THE BORROWERS AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR ANY TRANSACTION RELATING TO OR ARISING FROM THIS NOTE.

ETHANOL CAPITAL PARTNERS, LP – SERIES R
By:	Clean Energy Capital, LLC
Its:	General Partner

	By:	/s/ Scott Brittenham
	Name:	Scott Brittenham
	Its:	President

STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared                                          the                      of Clean Energy Capital, LLC, which entity is the General Partner of Ethanol Capital Partners, LP – Series R, and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of June, 2011.

Notary Public

(SEAL)

ETHANOL CAPITAL PARTNERS, LP – SERIES T
By:	Clean Energy Capital, LLC
Its:	General Partner

	By:	/s/ Scott Brittenham
	Name:	Scott Brittenham
	Its:	President

STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared                                          the                      of Clean Energy Capital, LLC, which entity is the General Partner of Ethanol Capital Partners, LP – Series T, and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of June, 2011.

Notary Public

(SEAL)

ETHANOL CAPITAL PARTNERS, LP – SERIES V
By:	Clean Energy Capital, LLC
Its:	General Partner

	By:	/s/ Scott Brittenham
	Name:	Scott Brittenham
	Its:	President

STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared                                          the                      of Clean Energy Capital, LLC, which entity is the General Partner of Ethanol Capital Partners, LP – Series V, and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of June, 2011.

Notary Public

(SEAL)

ETHANOL INVESTMENT PARTNERS, LLC
By:	Clean Energy Capital, LLC
Its:	Manager

	By:	/s/ Scott Brittenham
	Name:	Scott Brittenham
	Its:	President

STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared                                          the                      of Clean Energy Capital, LLC, which entity is the Manager of Ethanol Investment Partners, LLC, and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of June, 2011.

Notary Public

(SEAL)

TENNESSEE ETHANOL PARTNERS, LP
By:	Clean Energy Capital, LLC
Its:	General Partner

	By:	/s/ Scott Brittenham
	Name:	Scott Brittenham
	Its:	President

STATE OF	)
) ss.
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared                                          the                      of Clean Energy Capital, LLC, which entity is the General Partner of Tennessee Ethanol Partners, LP, and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this      day of June, 2011.

Notary Public

(SEAL)